Exhibit 99.2

Investment Corp. First Quarter 2018 Earnings and Performance Highlights Presentation May 10, 2018

Safe Harbor Statement 2 This presentation includes "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives . You can identify forward - looking statements by use of words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions . Statements regarding the following subjects, among others, may be forward - looking : the return on equity ; the yield on investments ; the ability to borrow to finance assets ; and risks associated with investing in real estate assets, including changes in business conditions, interest rates, the general economy and political conditions and related matters . Forward - looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company . Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events . Forward - looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control . Additional information concerning these and other risk factors are contained in the Company's most recent filings with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission's website at www . sec . gov . All subsequent written and oral forward - looking statements that the Company makes, or that are attributable to the Company, are expressly qualified in their entirety by this cautionary notice . Any forward - looking statement speaks only as of the date on which it is made . Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

Summary and Highlights: Hunt Transaction (1 of 2) 3 • On January 18 , 2018 , we announced a new strategic direction, and entry into a new external management agreement with Hunt Investment Management, LLC, an affiliate of the Hunt Companies Inc . and the concurrent mutual termination of our management agreement with Oak Circle Capital Partners, LLC . • Management by Hunt is expected to provide Five Oaks with a new strategic direction through the reallocation of capital into new investment opportunities focused in the commercial real estate mortgage space and direct access to Hunt’s significant pipeline of transitional floating - rate multi - family and commercial real estate loans . • Hunt and its affiliates have extensive experience in the origination, servicing, risk management and financing of this asset class and the floating - rate nature of the loans should reduce or eliminate the need for complex interest - rate hedging • The new management agreement is expected to better align our interests with those of our new manager through an incentive fee arrangement and agreed upon limitations on manager expense reimbursements from us . • Pursuant to the terms of the termination agreement between Five Oaks and Oak circle, the termination of the prior management agreement did not trigger, and Oak Circle was not paid, a termination fee by us . • Hunt separately agreed to pay Oak Circle a negotiated payment .

Summary and Highlights: Hunt Transaction (2 of 2) 4 • In connection with the transaction, an affiliate of Hunt purchased 1 , 539 , 406 shares of our common stock in a private placement, at a purchase price of $ 4 . 77 per share, resulting in an aggregate capital raise of $ 7 , 342 , 967 . • An affiliate of Hunt also purchased 710 , 495 Five Oaks shares from our largest shareholder, XL Investments Ltd . , for the same price per share – The purchase price per share represented a 56 . 9 % premium over the Five Oaks common share price as of the closing on January 17 , 2018 – In connection with the acquisition of shares from XL Investments, XL Investments agreed to terminate all of its Five Oaks warrants • After completion of these share purchases, Hunt and its affiliates own approximately 9 . 5 % of Five Oaks common shares • David Carroll resigned as a director, Chairman and CEO of the Company, and the Five Oaks board appointed James C . Hunt as a director and Chairman of the board and named James P . Flynn as CEO of Five Oaks and Michael P . Larsen as President of Five Oaks

Summary and Highlights: First Quarter 2018 5 • Incurred negative economic return on our common equity of 0 . 6 % for the quarter after accounting for dividends of $ 0 . 10 (1) • Reduced our Agency RMBS exposure from $ 1 , 285 . 1 million as of December 31 , 2017 to $ 1 , 095 . 2 million as of March 31 , 2018 – Capital released from this reduction is expected to be redeployed into new investment opportunities in the commercial real estate space – Since quarter end, we have sold an additional $ 605 . 6 million in Agency RMBS • We continued the reduction of our credit risk MBS exposure – Reduced our Multi - Family MBS exposure from $ 27 . 4 million at December 31 , 2017 to $ 20 . 3 million as of March 31 , 2018 (on a non - GAAP combined basis) Footnotes: 1) Economic return is a non - GAAP measure that we define as the sum of the change in net book value per common share and dividends declared o n our common stock during the period over the beginning net book value per common share

Financial Results: First Quarter 2018 6 Footnotes: 1) Core Earnings is a non - GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio and certain non - recurring upfront costs related to securitization transactions or other one - time charges. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments • GAAP net income of $ 10 . 4 million, or $ 0 . 45 per basic and diluted share • Comprehensive loss of $ 0 . 4 million, or $ 0 . 02 per basic and diluted share • Core earnings (1) of $ 0 . 9 million, or $ 0 . 04 per basic and diluted share • Net book value of $ 4 . 78 per share on a basic and diluted basis at March 31 , 2018

HCMT Transaction 7 • As a first significant step in our strategic transition, on April 30 , 2018 , the Company announced that it had acquired 100 % of the equity interests of Hunt CMT Equity, LLC from Hunt Mortgage Group, LLC for an aggregate purchase price of approximately $ 68 . 05 million • Assets of Hunt CMT include : – Junior retained notes and preferred shares of a commercial real estate collateralized loan obligation (“Hunt CMT CLO”) – A licensed commercial mortgage lender – Eight (8) loan participations • Assets of Hunt CMT CLO consist of transitional floating rate commercial loans with a portfolio balance of $ 346 . 3 million as of March 31 , 2018 , collateralized by a diverse mix of property types, including : – Multifamily – Retail – Office – Mixed - use – Industrial – Student housing

Portfolio Analysis: First Quarter 2017 vs. 2018 8 0.10% 93.57% 0.46% 5.19% 0.26% 0.42% 1Q 2017 Agency Fixed Agency Hybrid ARMS Non-Agency Multi-Family MBS Residential Mortgage Loans Mortgage Servicing Rights 0.07% 97.39% 0.37% 1.90% 0.00% 0.27% 1Q 2018 Agency Fixed Agency Hybrid ARMS Non-Agency Multi-Family MBS Residential Mortgage Loans Mortgage Servicing Rights

Capital Allocations & ARM Portfolio 9 Months to Reset Avg. MTR % of ARM Portfolio Current Face Value Weighted Avg. Coupon Weighted Avg. Amortized Purchase Price Amortized Cost Weighted Avg. Market Price Market Value 0 -36 28 3.6% $ 40,047,501 2.11% 102.65 $ 41,107,563 100.37 $ 40,196,327 37-72 65 63.4% $ 696,657,865 2.53% 101.45 $ 706,748,085 99.38 $ 692,337,005 73-84 75 24.5% $ 268,910,304 2.93% 102.42 $ 275,428,747 100.24 $ 269,552,608 85-120 112 8.4% $ 92,561,202 2.99% 102.15 $ 94,547,267 99.71 $ 92,292,559 Total ARMs 70 100.0% $ 1,098,176,872 2.65% 101.79 $ 1,117,831,661 99.65 $ 1,094,378,499 Agency ARM Portfolio: 3/31/2018 As of 03.31.18 Agency MBS Multi-Family MBS Non-Agency RMBS MSRs Unrestricted Cash Total Amortized Cost 1,118,672,405 15,991,089 11,063,922 4,951,539 42,257,248 1,192,936,203 Market Value 1,095,189,264 20,339,324 4,152,493 4,027,374 42,257,248 1,165,965,703 Repurchase Agreements (1,174,281,000) - (2,779,000) - - (1,177,060,000) Hedges 18,132,700 - - - - 18,132,700 Other 146,476,696 28,836 43,516 - (1,143,428) 145,405,620 Restricted Cash (2,082,900) - - - - (2,082,900) Equity Allocated 83,434,760 20,368,160 1,417,009 4,027,374 41,113,820 150,361,123

Core Earnings Analysis: First Quarter 2018 10 March 31, 2018 Reconciliation of GAAP to non-GAAP Information Net Income (loss) attributable to common shareholders 10,434,491$ Adjustments for non-core earnings Realized (Gain) Loss on sale of investments, net 2,848,007$ Realized (Gain) Loss on derivative contracts, net (2,792,794)$ Unrealized (Gain) Loss on derivative contracts, net (12,783,088)$ Unrealized (Gain) Loss on mortgage servicing rights (57,689)$ Unrealized (Gain) Loss on multi-family loans held in securitization trusts 1,355,774$ Unrealized (Gain) Loss on residentail loans held in securitization trusts 255,403$ Subtotal (11,174,387)$ Other Adjustments Recognized compensation expense related to restricted common stock 4,804$ Adjustment for consolidated securities 1,283,061$ Adjustment for one-time charges 378,656$ Core Earnings 926,625$ Weighted average shares outstanding - Basic and Diluted 23,392,387 Core Earnings per weighted share outstanding - Basic and Diluted 0.04$

End of Presentation 11 Investment Corp.